THE AMERICAN FRANKLIN LIFE INSURANCE COMPANY
SEPARATE ACCOUNT VUL
EQUIBUILDER
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
SUPPLEMENT DATED OCTOBER 1, 2002
TO
PROSPECTUS
DATED MAY 1, 1991
AS SUPPLEMENTED AUGUST 30, 2001
AND AS SUPPLEMENTED MAY 23, 2002

          The American Franklin Life Insurance Company ("American Franklin") is amending the prospectus for the purpose of: i) reflecting a name change of the principal underwriter and distributor; ii) changing the broker-dealer of record to American General Securities Incorporated ("AGSI"); and iii) changing the investment options available under the policies.

          First, effective October 1, 2002, Franklin Financial Services Corporation ("Franklin Financial") has changed its name to American General Equity Services Corporation ("AGESC"). AGESC, #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a wholly-owned subsidiary of American General Life Insurance Company ("American General Life"), is the principal underwriter and distributor of the EquiBuilder policies for Separate Account VUL of American Franklin.

          For a period of time after October 1, 2002 we may provide you with confirmations, statements and other reports which contain the former name of the principal underwriter and distributor.

          Second, effective October 1, 2002, if your registered representative is currently with Franklin Financial, the registration is now with AGSI. AGSI, AGESC, American Franklin and American General Life are all indirect wholly-owned subsidiaries of American International Group, Inc.

          Third, effective November 8, 2002, and subject to any necessary approvals, interests in the EQ/Alliance Global Portfolio (the "Old Portfolio"), the underlying investment option for the EQ/Alliance Global variable investment division, will be replaced with (often referred to as the "substitution") interests in the EQ/Alliance International Portfolio (the "New Portfolio"). Both the Old Portfolio and the New Portfolio are investment options of the EQ Advisors Trust. To accomplish this substitution, we, along with certain other insurance companies that are not affiliated with us, filed a substitution application (the "Substitution Application") with the Securities and Exchange Commission on July 3, 2002 that will allow us to move all of the assets in the Old Portfolio's variable investment division to the New Portfolio's variable investment division on November 8, 2002.

          In connection with the substitution, any Policy Account value you have in the Old Portfolio's variable investment division on November 8, 2002, will automatically be moved into the New Portfolio's variable investment division. Prior to November 8, 2002, you may wish to transfer any Policy Account value that you may have in the Old Portfolio's variable investment division to any other available division in your Policy. There will be no charge for a transfer, nor will a transfer count against the four free transfers which you are allowed each Policy year.

          Please note that if we receive any instructions from you to transfer any Policy Account value into or out of the Old Portfolio after 3:00 p.m. Central Standard Time ("CST") on November 7, 2002, we will delay such transfer until after 3:00 p.m. CST on November 8, 2002, when we will execute such transfer into or out of the New Portfolio.

          As stated in the Substitution Application, the New Portfolio has the same investment objective as the Old Portfolio and the New Portfolio's fund expenses will not be higher than those of the Old Portfolio for a period of at least 24 months from the date that the substitution occurs. Additionally, you will not incur any expenses in connection with the substitution, and we will not raise the expenses for the New Portfolio's variable investment division for at least 24 months from the date that the substitution occurs.

          Within five days after the substitution, we will send you written confirmation that the substitution has occurred.

          If you have any questions, please call our VUL Administration Department at 1-800-528-2011.